Exhibit 99.2

Supplemental Financial Information February 21, 2017

Supplemental Financial Information For the quarter and year ended December 31, 2016 February 21, 2017

Supplemental Financial Information February 21, 2017

Supplemental Financial Information February 21, 2017

Supplemental Financial Information February 21, 2017

CORPORATE PROFILE, FINANCIAL DISCLOSURES,
AND SAFE HARBOR

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 3

Supplemental Financial Information February 21, 2017

About Sunstone

Sunstone Hotel Investors, Inc. (NYSE:SHO) is a lodging real estate investment trust (REIT) that, as of February 21, 2017, has interests in 27 hotels held for investment comprised of 13,225 rooms. Sunstone’s hotels are primarily in the urban and resort upper upscale segment and are operated under nationally recognized brands, such as Marriott, Hilton and Hyatt.

Sunstone’s mission is to create meaningful value for our stockholders by producing superior long-term returns through the ownership of long-term relevant lodging real estate. Our values include transparency, trust, ethical conduct, honest communication and discipline. As demand for lodging generally fluctuates with the overall economy, we seek to own hotels that will maintain a high appeal with travelers over long periods of time and will generate economic earnings materially in excess of recurring capital requirements.

Corporate Headquarters
120 Vantis,  Suite 350
Aliso Viejo, CA 92656
(949) 330-4000

Company Contacts
John Arabia
President and Chief Executive Officer
(949) 382-3008

Bryan Giglia
Executive Vice President and Chief Financial Officer
(949) 382-3036

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 4

Supplemental Financial Information February 21, 2017

Forward-Looking Statement

This presentation contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will” and other similar terms and phrases, including opinions, references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: volatility in the debt or equity markets affecting our ability to acquire or sell hotel assets; international, national and local economic and business conditions, including the likelihood of a U.S. recession, changes in the European Union or global economic slowdown, as well as any type of flu or disease-related pandemic, affecting the lodging and travel industry; the ability to maintain sufficient liquidity and our access to capital markets; terrorist attacks or civil unrest, which would affect occupancy rates at our hotels and the demand for hotel products and services; operating risks associated with the hotel business; risks associated with the level of our indebtedness and our ability to meet covenants in our debt and equity agreements; relationships with property managers and franchisors; our ability to maintain our properties in a first-class manner, including meeting capital expenditure requirements; our ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in travel patterns, taxes and government regulations, which influence or determine wages, prices, construction procedures and costs; our ability to identify, successfully compete for and complete acquisitions; the performance of hotels after they are acquired; necessary capital expenditures and our ability to fund them and complete them with minimum disruption; our ability to continue to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes; and other risks and uncertainties associated with our business described in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All forward-looking information in this presentation is as of February 21, 2017, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

This presentation should be read in conjunction with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 5

Supplemental Financial Information February 21, 2017

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key supplemental measures of our operating performance: earnings before interest expense, taxes, depreciation and amortization, or EBITDA; Adjusted EBITDA (as defined below); funds from operations attributable to common stockholders, or FFO attributable to common stockholders;  Adjusted FFO attributable to common stockholders (as defined below); hotel Adjusted EBITDA; and hotel  Adjusted EBITDA margin.  These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. EBITDA, Adjusted EBITDA, FFO attributable to common stockholders, Adjusted FFO attributable to common stockholders,  hotel Adjusted EBITDA and hotel Adjusted EBITDA margin as calculated by us, may not be comparable to other companies that do not define such terms exactly the same as the Company does. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to operating profit, cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

EBITDA and Adjusted EBITDA are commonly used measures of performance in many industries. We believe EBITDA and Adjusted EBITDA are useful to investors in evaluating our operating performance because these measures help investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure (primarily interest expense) and our asset base (primarily depreciation and amortization) from our operating results. We also believe the use of EBITDA and Adjusted EBITDA facilitate comparisons between us and other lodging REITs, hotel owners who are not REITs and other capital-intensive companies. In addition, certain covenants included in our indebtedness use EBITDA as a measure of financial compliance. We also use EBITDA and Adjusted EBITDA as measures in determining the value of hotel acquisitions and dispositions.

Historically, we have adjusted EBITDA when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful information to investors regarding our operating performance and that the presentation of Adjusted EBITDA, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance.

We believe that the presentation of FFO attributable to common stockholders provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified noncash items such as real estate depreciation and amortization, amortization of lease intangibles, any real estate impairment loss and any gain or loss on sale of real estate assets, all of which are based on historical cost accounting and may be of lesser significance in evaluating our current performance. Our presentation of FFO attributable to common stockholders conforms to the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition of “FFO applicable to common shares.” This may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently that we do.

We also present Adjusted FFO attributable to common stockholders when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance, and may facilitate comparisons of operating performance between periods and our peer companies.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 6

Supplemental Financial Information February 21, 2017

We adjust EBITDA and FFO attributable to common stockholders for the following items, which may occur in any period, and refer to these measures as either Adjusted EBITDA or Adjusted FFO attributable to common stockholders:

•

Amortization of favorable and unfavorable contracts:  we exclude the noncash amortization of the favorable management contract asset recorded in conjunction with our acquisition of the Hilton Garden Inn Chicago Downtown/Magnificent Mile, along with the favorable and unfavorable tenant lease contracts, as applicable, recorded in conjunction with our acquisitions of the Boston Park Plaza, the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton New Orleans St. Charles, the Hyatt Regency San Francisco and the Wailea Beach Resort. We exclude the noncash amortization of favorable and unfavorable contracts because it is based on historical cost accounting and is of lesser significance in evaluating our actual performance for the current period.

•

Ground rent adjustments: we exclude the noncash expense incurred from straight-lining our ground lease obligations as this expense does not reflect the actual rent amounts due to the respective lessors in the current period and is of lesser significance in evaluating our actual performance for the current period.

•

Gains or losses from debt transactions: we exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of deferred financing costs from the original issuance of the debt being redeemed or retired because, like interest expense, their removal helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure.

•

Acquisition costs: under GAAP, costs associated with completed acquisitions that meet the Financial Accounting Standards Board’s definition of a business in accordance with the Business Combinations Topic of the Accounting Standards Codification are expensed in the year incurred. We exclude the effect of these costs because we believe they are not reflective of the ongoing performance of the Company or our hotels.

•

Noncontrolling interests: we deduct the noncontrolling partner’s pro rata share of any EBITDA or FFO adjustments related to our consolidated Hilton San Diego Bayfront partnership, as well as any preferred dividends earned by preferred investors in an entity that owned the Doubletree Guest Suites Times Square, including related administrative fees,  prior to the hotel’s sale in December 2015.

•

Cumulative effect of a change in accounting principle:  from time to time, the FASB promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments, which include the accounting impact from prior periods, because they do not reflect our actual performance for that period.

•

Impairment losses: we exclude the effect of impairment losses because we believe that including them in Adjusted EBITDA and Adjusted FFO attributable to common stockholders is not consistent with reflecting the ongoing performance of our remaining assets.

•

Other adjustments: we exclude other adjustments that we believe are outside the ordinary course of business because we do not believe these costs reflect our actual performance for the period and/or the ongoing operations of our hotels. Such items may include: executive severance costs; lawsuit settlement costs; prior year property tax assessments or credits; property-level restructuring, severance and management transition costs; lease terminations; and any gains or losses we have recognized on sales or redemptions of assets other than real estate investments.

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Supplemental Financial Information February 21, 2017

In addition, to derive Adjusted EBITDA we exclude the noncash expense incurred with the amortization of deferred stock compensation as this expense is based on historical stock prices at the date of grant to our corporate employees and does not reflect the underlying performance of our hotels.  We also include an adjustment for the cash ground lease expense recorded on the Hyatt Centric Chicago Magnificent Mile’s building lease. Upon acquisition of this hotel, we determined that the building lease was a capital lease, and, therefore, we include a portion of the capital lease payment each month in interest expense. We include an adjustment for ground lease expense on capital leases in order to more accurately reflect the actual rent due to the hotel’s lessor in the current period, as well as the operating performance of the Hyatt Centric Chicago Magnificent Mile.  We  also exclude the effect of gains and losses on the disposition of depreciable assets because we believe that including them in Adjusted EBITDA is not consistent with reflecting the ongoing performance of our assets. In addition, material gains or losses from the depreciated value of the disposed assets could be less important to investors given that the depreciated asset value often does not reflect its market value.

To derive Adjusted FFO attributable to common stockholders, we also exclude the noncash gains or losses on our derivatives, as well as any federal and state taxes associated with the application of net operating loss carryforwards, uncertain tax positions or with the sale of assets other than real estate investments. We believe that these items are not reflective of our ongoing finance costs.

Reconciliations of net income to EBITDA and Adjusted EBITDA are set forth on page  13 of this supplemental package.  Reconciliations of net income to FFO attributable to common stockholders and Adjusted FFO attributable to common stockholders are set forth on page  14 of this supplemental package.

Our 26  comparable hotel portfolio is comprised of our total portfolio with the exception of the Wailea Beach Resort due to its extensive repositioning disruption during the fourth quarter of 2015 as well as all of 2016, and the Fairmont Newport Beach, which was classified as held for sale as of December 31, 2016 and subsequently sold in February 2017. We believe that providing comparable hotel data is useful to us and to investors in evaluating our operating performance because this measure helps us and investors evaluate and compare the results of our operations from period to period by removing the fluctuations caused by any acquisitions or dispositions, as well as by those hotels that we classify as held for sale, those hotels that are undergoing a material renovation or repositioning and those hotels whose room counts have materially changed during either the current or prior year. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

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Supplemental Financial Information February 21, 2017

CORPORATE FINANCIAL INFORMATION

CORPORATE FINANCIAL INFORMATION	Page 9

Supplemental Financial Information February 21, 2017

Condensed Consolidated Balance Sheets
Q4 2016 – Q4 2015

(In thousands)	December 31, 2016 (1)	September 30, 2016 (2)	June 30, 2016 (3)	March 31, 2016 (4)	December 31, 2015 (5)
Assets
Investment in hotel properties:
Land	$531,660	$542,660	$542,660	$542,660	$542,660
Buildings & improvements	3,135,806	3,168,291	3,118,115	3,130,034	3,109,562
Furniture, fixtures, & equipment	512,372	510,347	492,275	491,464	480,832
Other	115,485	164,893	190,358	168,171	144,305
	4,295,323	4,386,191	4,343,408	4,332,329	4,277,359
Less accumulated depreciation & amortization	(1,137,104)	(1,151,377)	(1,111,739)	(1,088,354)	(1,048,349)
	3,158,219	3,234,814	3,231,669	3,243,975	3,229,010

Other noncurrent assets, net	13,391	11,684	12,300	12,388	14,696

Current assets:
Cash and cash equivalents	369,537	367,117	354,682	396,669	499,067
Restricted cash	67,923	67,248	62,335	68,313	76,180
Other current assets, net	51,051	58,598	56,154	60,445	44,298
Assets held for sale, net	79,113	—	—	—	—
Total assets	$3,739,234	$3,739,461	$3,717,140	$3,781,790	$3,863,251

*Footnotes on following page.

CORPORATE FINANCIAL INFORMATION	Page 10

Supplemental Financial Information February 21, 2017

Condensed Consolidated Balance Sheets
Q4 2016 – Q4 2015 (cont.)

(In thousands)	December 31, 2016 (1)	September 30, 2016 (2)	June 30, 2016 (3)	March 31, 2016 (4)	December 31, 2015 (5)
Liabilities
Current liabilities:
Current portion of notes payable, net	$184,929	$251,276	$251,719	$149,021	$85,776
Other current liabilities	220,722	117,911	114,258	117,442	365,217
Liabilities of assets held for sale	3,153	—	—	—	—
Total current liabilities	408,804	369,187	365,977	266,463	450,993

Notes payable, less current portion, net	746,374	748,767	751,096	929,390	1,010,819
Capital lease obligations, less current portion	15,574	15,574	15,575	15,575	15,575
Other liabilities	36,650	42,677	44,945	41,052	34,744
Total liabilities	1,207,402	1,176,205	1,177,593	1,252,480	1,512,131

Equity
Stockholders' equity:
8.0% Series D cumulative redeemable preferred stock	—	—	—	115,000	115,000

6.95% Series E cumulative redeemable preferred stock	115,000	115,000	115,000	115,000	—

6.45% Series F cumulative redeemable preferred stock	75,000	75,000	75,000	—	—

Common stock, $0.01 par value, 500,000,000 shares authorized	2,201	2,165	2,166	2,165	2,076

Additional paid in capital (6)	2,596,620	2,540,782	2,539,278	2,535,141	2,458,889
Retained earnings (6)	786,901	753,725	716,351	652,270	652,704
Cumulative dividends and distributions	(1,092,952)	(973,105)	(959,072)	(941,460)	(927,868)
Total stockholders' equity	2,482,770	2,513,567	2,488,723	2,478,116	2,300,801
Noncontrolling interest in consolidated joint venture	49,062	49,689	50,824	51,194	50,319
Total equity	2,531,832	2,563,256	2,539,547	2,529,310	2,351,120
Total liabilities and equity	$3,739,234	$3,739,461	$3,717,140	$3,781,790	$3,863,251

(1)	As presented on Form 10-K to be filed in February 2017.
(2)	As presented on Form 10-Q filed November 2, 2016.
(3)	As presented on Form 10-Q filed August 8, 2016.
(4)	As presented on Form 10-Q filed May 3, 2016.
(5)	As presented on Form 10-K filed February 23, 2016.
(6)	Reflects the adoption of Accounting Standards Update No. 2016-09.

CORPORATE FINANCIAL INFORMATION	Page 11

Supplemental Financial Information February 21, 2017

Consolidated Statements of Operations
Q4 and FY 2016/2015

	Three Months Ended December 31,		Year Ended December 31,
(In thousands, except per share data)	2016	2015	2016	2015
Revenues
Room	$195,195	$207,361	$824,340	$874,117
Food and beverage	72,984	74,072	294,415	293,892
Other operating	21,405	19,500	70,585	81,171
Total revenues	289,584	300,933	1,189,340	1,249,180
Operating expenses
Room	51,762	54,293	211,947	224,035
Food and beverage	50,060	51,520	204,102	204,932
Other operating	4,168	5,262	16,684	21,335
Advertising and promotion	14,801	15,640	60,086	61,892
Repairs and maintenance	11,168	11,759	44,307	46,557
Utilities	7,310	7,807	30,424	34,543
Franchise costs	9,245	10,087	36,647	40,096
Property tax, ground lease and insurance	21,038	22,554	82,979	94,967
Other property-level expenses	35,044	32,948	142,742	142,332
Corporate overhead	6,073	6,117	25,991	33,339
Depreciation and amortization	41,847	41,805	163,016	164,716
Total operating expenses	252,516	259,792	1,018,925	1,068,744
Operating income	37,068	41,141	170,415	180,436
Interest and other income	673	535	1,800	3,885
Interest expense	(3,265)	(15,496)	(50,283)	(66,516)
Loss on extinguishment of debt	(25)	(2,962)	(284)	(2,964)
Gain on sale of assets	190	214,535	18,413	226,217
Income before income taxes and discontinued operations	34,641	237,753	140,061	341,058
Income tax benefit (provision)	(343)	(178)	616	(1,434)
Income from continuing operations	34,298	237,575	140,677	339,624
Income from discontinued operations, net of tax	—	—	—	15,895
Net income	34,298	237,575	140,677	355,519
Income from consolidated joint ventures attributable to noncontrolling interests	(1,122)	(1,521)	(6,480)	(8,164)
Preferred stock dividends and redemption charge	(3,208)	(2,300)	(15,964)	(9,200)
Income attributable to common stockholders	$29,968	$233,754	$118,233	$338,155

Basic and diluted per share amounts:
Income from continuing operations attributable to common stockholders	$0.14	$1.12	$0.55	$1.54
Income from discontinued operations, net of tax	—	—	—	0.08
Basic and diluted income attributable to common stockholders per common share	$0.14	$1.12	$0.55	$1.62

Basic and diluted weighted average common shares outstanding	216,163	207,604	214,966	207,350

Distributions declared per common share	$0.53	$1.26	$0.68	$1.41

CORPORATE FINANCIAL INFORMATION	Page 12

Supplemental Financial Information February 21, 2017

Reconciliation of Net Income to EBITDA and Adjusted EBITDA
Q4 and FY 2016/2015

	Three Months Ended December 31,		Year Ended December 31,
(In thousands)	2016	2015	2016	2015
Net income	$34,298	$237,575	$140,677	$355,519
Operations held for investment:
Depreciation and amortization	41,847	41,805	163,016	164,716
Amortization of lease intangibles	63	707	252	3,791
Interest expense	3,265	15,496	50,283	66,516
Income tax (benefit) provision	343	178	(616)	1,434
Noncontrolling interests:
Income from consolidated joint ventures attributable to noncontrolling interests	(1,122)	(1,521)	(6,480)	(8,164)
Depreciation and amortization	(873)	(866)	(3,480)	(3,432)
Interest expense	(433)	(388)	(1,684)	(1,537)
Discontinued operations:
Income tax provision	—	—	—	105
EBITDA	77,388	292,986	341,968	578,948

Operations held for investment:
Amortization of deferred stock compensation	1,541	1,031	7,157	6,536
Amortization of favorable and unfavorable contracts, net	52	(1,487)	394	(1,623)
Noncash straight-line lease expense	465	496	1,878	1,987
Capital lease obligation interest - cash ground rent	(351)	(351)	(1,404)	(1,404)
Gain on sale of assets, net	(196)	(214,526)	(18,422)	(226,234)
Severance costs associated with sale of BuyEfficient	—	—	—	1,636
Loss on extinguishment of debt	25	2,962	284	2,964
Gain on redemption of note receivable	—	—	—	(939)
Prior year property tax adjustments, net	308	—	(3,971)	(865)
Property-level restructuring, severance and management transition costs	—	62	1,578	1,219
Lease termination costs	—	—	1,000	300
Costs associated with CEO severance	—	—	—	5,257
Noncontrolling interests:
Noncash straight-line lease expense	(112)	(112)	(450)	(450)
Discontinued operations:
Gain on sale of assets	—	—	—	(16,000)
	1,732	(211,925)	(11,956)	(227,616)
Adjusted EBITDA	$79,120	$81,061	$330,012	$351,332

CORPORATE FINANCIAL INFORMATION	Page 13

Supplemental Financial Information February 21, 2017

Reconciliation of Net Income to FFO and Adjusted FFO  Attributable to Common Stockholders
Q4 and FY  2016/2015

	Three Months Ended December 31,		Year Ended December 31,
(In thousands, except per share data)	2016	2015	2016	2015
Net income	$34,298	$237,575	$140,677	$355,519
Preferred stock dividends and redemption charge	(3,208)	(2,300)	(15,964)	(9,200)
Operations held for investment:
Real estate depreciation and amortization	41,716	41,653	162,431	163,361
Amortization of lease intangibles	63	707	252	3,791
Gain on sale of assets, net	(196)	(214,526)	(18,422)	(226,234)
Noncontrolling interests:
Income from consolidated joint ventures attributable to noncontrolling interests	(1,122)	(1,521)	(6,480)	(8,164)
Real estate depreciation and amortization	(873)	(866)	(3,480)	(3,432)
Discontinued operations:
Gain on sale of assets	—	—	—	(16,000)
FFO attributable to common stockholders	70,678	60,722	259,014	259,641

Operations held for investment:
Write-off of deferred financing fees	—	—	—	455
Amortization of favorable and unfavorable contracts, net	52	(1,487)	394	(1,623)
Noncash straight-line lease expense	465	496	1,878	1,987
Noncash interest related to gain on derivatives, net	(9,236)	(321)	(1,426)	(309)
Loss on extinguishment of debt	25	2,962	284	2,964
Gain on redemption of note receivable	—	—	—	(939)
Prior year property tax adjustments, net	308	—	(3,971)	(865)
Property-level restructuring, severance and management transition costs	—	62	1,578	1,219
Lease termination costs	—	—	1,000	300
Income tax benefit related to prior years	—	—	(1,596)	—
Preferred stock redemption charge	—	—	4,052	—
Costs associated with CEO severance	—	—	—	5,257
Amortization of deferred stock compensation associated with CEO severance	—	—	—	1,623
Severance costs associated with sale of BuyEfficient	—	—	—	1,636
Income tax provision related to gain on sale of BuyEfficient	—	—	—	720
Noncontrolling interests:
Noncash straight-line lease expense	(112)	(112)	(450)	(450)
Noncash interest related to loss on derivative, net	—	—	—	(3)
Discontinued operations:
Income tax provision	—	—	—	105
	(8,498)	1,600	1,743	12,077
Adjusted FFO attributable to common stockholders	$62,180	$62,322	$260,757	$271,718
FFO attributable to common stockholders per diluted share	$0.33	$0.29	$1.20	$1.25
Adjusted FFO attributable to common stockholders per diluted share	$0.29	$0.30	$1.21	$1.31

Basic weighted average shares outstanding	216,163	207,604	214,966	207,350
Shares associated with unvested restricted stock awards	445	263	242	262
Diluted weighted average shares outstanding	216,608	207,867	215,208	207,612

CORPORATE FINANCIAL INFORMATION	Page 14

Supplemental Financial Information February 21, 2017

Pro Forma Consolidated Statements of Operations
Q4 2016 – Q1 2016,  FY 2016/2015

	Year Ended (1)	Three Months Ended (1)				Year Ended (1)
(Unaudited and in thousands)	Dec. 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2016	2016	2016	2016	2016	2015
Revenues
Room	$800,894	$190,739	$212,099	$218,123	$179,933	$791,374
Food and beverage	283,449	70,686	66,838	77,906	68,019	275,792
Other operating	67,855	20,786	15,994	15,983	15,092	66,029
Total revenues	1,152,198	282,211	294,931	312,012	263,044	1,133,195

Operating Expenses
Room	205,348	50,384	53,050	52,815	49,099	200,759
Food and beverage	196,121	48,302	47,504	50,675	49,640	190,413
Other expenses	400,539	100,106	100,923	100,273	99,237	391,237
Corporate overhead	25,991	6,073	6,392	6,809	6,717	33,339
Depreciation and amortization	158,239	40,788	39,363	39,469	38,619	152,077
Total operating expenses	986,238	245,653	247,232	250,041	243,312	967,825

Operating Income	165,960	36,558	47,699	61,971	19,732	165,370

Interest and other income	1,800	673	283	355	489	2,327
Interest expense	(50,283)	(3,265)	(11,136)	(15,872)	(20,010)	(59,966)
Loss on extinguishment of debt	(284)	(25)	—	(154)	(105)	(28)
Gain on sale of asset	190	190	—	—	—	—
Income before income taxes	117,383	34,131	36,846	46,300	106	107,703
Income tax benefit (provision)	616	(343)	1,434	(238)	(237)	(714)
Income (loss) from continuing operations	$117,999	$33,788	$38,280	$46,062	$(131)	$106,989
Adjusted EBITDA (2)	$320,780	$77,551	$85,713	$98,451	$59,065	$316,787

(1)

Includes the Company's ownership results for 27 of the 28 hotels owned by the Company as of December 31, 2016. Excludes the Company's ownership results for the Fairmont Newport Beach due to its sale in February 2017. It also excludes the Company's ownership results for the Sheraton Cerritos, the Doubletree Guest Suites Times Square and BuyEfficient due to their sales in May 2016, December 2015 and September 2015, respectively.

(2)

The Adjusted EBITDA reconciliation for the year ended December 31, 2016 can be found on page 16 of this supplemental package. The Adjusted EBITDA reconciliation for the year ended December 31, 2015 can be found on page 32 in the supplemental package furnished on Form 8-K to the SEC on August 8, 2016 adjusted to exclude the Fairmont Newport Beach's EBITDA contribution of $7,954,000.

CORPORATE FINANCIAL INFORMATION	Page 15

Supplemental Financial Information February 21, 2017

Pro Forma Reconciliation of Net Income to EBITDA and Adjusted EBITDA
FY 2016

	Year Ended December 31, 2016
		Disposition:	Held for Sale:
		Sheraton	Fairmont	Pro
(In thousands, except per share amounts)	Actual (1)	Cerritos (2)	Newport Beach (3)	Forma (4)

Net income	$140,677	$(19,099)	$(3,579)	$117,999
Operations held for investment:
Depreciation and amortization	163,016	(528)	(4,249)	158,239
Amortization of lease intangibles	252	—	—	252
Interest expense	50,283	—	—	50,283
Income tax benefit	(616)	—	—	(616)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(6,480)	—	—	(6,480)
Depreciation and amortization	(3,480)	—	—	(3,480)
Interest expense	(1,684)	—	—	(1,684)
EBITDA	341,968	(19,627)	(7,828)	314,513

Operations held for investment:
Amortization of deferred stock compensation	7,157	—	—	7,157
Amortization of favorable and unfavorable contracts, net	394	—	—	394
Noncash straight-line lease expense	1,878	—	—	1,878
Capital lease obligation interest - cash ground rent	(1,404)	—	—	(1,404)
Gain on sale of assets, net	(18,422)	18,223	—	(199)
Loss on extinguishment of debt	284	—	—	284
Prior year property tax adjustments, net	(3,971)	—	—	(3,971)
Property-level restructuring, severance and management transition costs	1,578	—	—	1,578
Lease termination costs	1,000	—	—	1,000
Noncontrolling interest:
Noncash straight-line lease expense	(450)	—	—	(450)
	(11,956)	18,223	—	6,267

Adjusted EBITDA	$330,012	$(1,404)	$(7,828)	$320,780

*Footnotes on page 18

CORPORATE FINANCIAL INFORMATION	Page 16

Supplemental Financial Information February 21, 2017

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders
FY 2016

	Year Ended December 31, 2016
		Disposition:	Held for Sale:
		Sheraton	Fairmont	Pro
(In thousands, except per share amounts)	Actual (1)	Cerritos (2)	Newport Beach (3)	Forma (4)

Net income	$140,677	$(19,099)	$(3,579)	$117,999
Preferred stock dividends and redemption charge	(15,964)	—	—	(15,964)
Operations held for investment:
Real estate depreciation and amortization	162,431	(528)	(4,249)	157,654
Amortization of lease intangibles	252	—	—	252
Gain on sale of assets, net	(18,422)	18,223	—	(199)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(6,480)	—	—	(6,480)
Real estate depreciation and amortization	(3,480)	—	—	(3,480)
FFO attributable to common stockholders	259,014	(1,404)	(7,828)	249,782

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	394	—	—	394
Noncash straight-line lease expense	1,878	—	—	1,878
Noncash interest related to gain on derivatives, net	(1,426)	—	—	(1,426)
Loss on extinguishment of debt	284	—	—	284
Prior year property tax adjustments, net	(3,971)	—	—	(3,971)
Property-level restructuring, severance and management transition costs	1,578	—	—	1,578
Lease termination costs	1,000	—	—	1,000
Income tax benefit related to prior years	(1,596)	—	—	(1,596)
Preferred stock redemption charge	4,052	—	—	4,052
Noncontrolling interest:
Noncash straight-line lease expense	(450)	—	—	(450)
	1,743	—	—	1,743

Adjusted FFO attributable to common stockholders	$260,757	$(1,404)	$(7,828)	$251,525

FFO attributable to common stockholders per diluted share	$1.20			$1.16

Adjusted FFO attributable to common stockholders per diluted share	$1.21			$1.17

Basic weighted average shares outstanding	214,966			214,966
Shares associated with unvested restricted stock awards	242			242
Diluted weighted average shares outstanding	215,208			215,208

*Footnotes on page 18

CORPORATE FINANCIAL INFORMATION	Page 17

Supplemental Financial Information February 21, 2017

Pro Forma Reconciliation of Net Income to EBITDA, Adjusted EBITDA, FFO and

Adjusted FFO Attributable to Common Stockholders
FY 2016 Footnotes

(1)	Actual represents the Company's ownership results for the 28 hotels owned by the Company as of December 31, 2016.
(2)	Disposition: Sheraton Cerritos represents the Company's ownership results from the Sheraton Cerritos that was sold on May 10, 2016.
(3)

Held for Sale: Fairmont Newport Beach represents the Company's ownership results from the Fairmont Newport Beach that was classified as held for sale at December 31, 2016, and subsequently sold in February 2017.

(4)	Pro Forma represents the Company's ownership results for the pro forma 27 hotel portfolio.

CORPORATE FINANCIAL INFORMATION	Page 18

Supplemental Financial Information February 21, 2017

EARNINGS GUIDANCE

EARNINGS GUIDANCE	Page 19

Supplemental Financial Information February 21, 2017

Earnings Guidance for Q1 and FY 2017

The Company is providing guidance at this time, but does not undertake to make updates for any unanticipated developments in its business or changes in the operating environment. Achievement of the anticipated results is subject to risks and uncertainties, including those disclosed in the Company’s filings with the Securities and Exchange Commission. The Company’s guidance does not take into account the impact of any unanticipated developments in its business or changes in its operating environment, nor does it take into account any unannounced hotel acquisitions, dispositions, re-brandings, management changes, transition costs, severance costs associated with restructuring hotel services, early lease termination costs,  prior year property tax assessments or credits, debt repurchases/repayments, perpetual preferred redemptions or unannounced financings during 2017.

For the first quarter of 2017, the Company expects:

Metric	Quarter Ended March 31, 2017 Guidance (1)
Net Income ($ millions)	$54 to $57
Total Portfolio Hotel RevPAR Growth	+ 2.5% to + 4.5%
Adjusted EBITDA ($ millions)	$61 to $64
Adjusted FFO Attributable to Common Stockholders ($ millions)	$43 to $46
Adjusted FFO Attributable to Common Stockholders per Diluted Share	$0.19 to $0.21
Diluted Weighted Average Shares Outstanding	219,600,000

For the full year of 2017, the Company expects:

Metric	Full Year 2017 Guidance (1)
Net Income ($ millions)	$150 to $174
Total Portfolio Hotel RevPAR Growth	+ 0.5% to + 3.5%
Adjusted EBITDA ($ millions)	$306 to $330
Adjusted FFO Attributable to Common Stockholders ($ millions)	$239 to $263
Adjusted FFO Attributable to Common Stockholders per Diluted Share	$1.09 to $1.19
Diluted Weighted Average Shares Outstanding	219,800,000

(1)	See page 22 for a detailed reconciliation.

EARNINGS GUIDANCE	Page 20

Supplemental Financial Information February 21, 2017

Earnings Guidance for Q1 and FY 2017

First quarter and full year 2017 guidance are based in part on the following assumptions:

•	Full year Total Portfolio Hotel RevPAR guidance is benefiting 150 to 200 basis points from the completed repositioning at the Wailea Beach Resort.
•	Full year Hotel Adjusted EBITDA Margin change of approximately -25 to +50 basis points.
•	Full year corporate overhead expense (excluding deferred stock amortization and one-time expenses related to any acquisition closing costs) of approximately $19.5 million to $20.5 million.
•	Full year amortization of deferred stock compensation expense of approximately $8.3 million.
•

Full year interest expense of approximately $48.0 million to $48.3 million, including approximately $2.3 million in amortization of deferred financing fees and excluding approximately $1.4 million of capital lease obligation interest.

•	Full year total preferred dividends of $12.8 million, which includes the Series E and Series F cumulative redeemable preferred stock.

EARNINGS GUIDANCE	Page 21

Supplemental Financial Information February 21, 2017

Reconciliation of Net Income to Adjusted EBITDA and Adjusted FFO  Attributable to Common Stockholders
Q1 and FY 2017

Reconciliation of Net Income to Adjusted EBITDA

	Quarter Ended		Year Ended
	March 31, 2017		December 31, 2017
(In thousands, except per share data)	Low	High	Low	High

Net income	$53,900	$57,200	$150,100	$174,400
Depreciation and amortization	39,000	39,100	156,000	156,400
Amortization of lease intangibles	100	100	300	300
Interest expense	12,900	12,700	48,300	48,000
Income tax provision	400	400	800	800
Noncontrolling interest	(2,900)	(3,100)	(11,500)	(11,900)
Amortization of deferred stock compensation	2,200	2,200	8,300	8,300
Amortization of favorable and unfavorable contracts, net	100	100	200	200
Noncash straight-line lease expense	(300)	(300)	(1,100)	(1,100)
Capital lease obligation interest - cash ground rent	(400)	(400)	(1,400)	(1,400)
Gain on sale of assets	(44,000)	(44,000)	(44,000)	(44,000)
Adjusted EBITDA	$61,000	$64,000	$306,000	$330,000

Reconciliation of Net Income to Adjusted FFO  Attributable to Common Stockholders

Net income	$53,900	$57,200	$150,100	$174,400
Preferred stock dividends	(3,200)	(3,200)	(12,800)	(12,800)
Real estate depreciation and amortization	38,700	38,800	155,600	155,800
Amortization of lease intangibles	100	100	300	300
Noncontrolling interest	(2,500)	(2,700)	(9,800)	(10,200)
Amortization of favorable and unfavorable contracts, net	100	100	200	200
Noncash straight-line lease expense	(300)	(300)	(1,100)	(1,100)
Gain on sale of assets	(44,000)	(44,000)	(44,000)	(44,000)
Adjusted FFO attributable to common stockholders	$42,800	$46,000	$238,500	$262,600

Adjusted FFO attributable to common stockholders per diluted share	$0.19	$0.21	$1.09	$1.19

Diluted weighted average shares outstanding	219,600	219,600	219,800	219,800

EARNINGS GUIDANCE	Page 22

Supplemental Financial Information February 21, 2017

CAPITALIZATION

CAPITALIZATION	Page 23

Supplemental Financial Information February 21, 2017

Comparative Capitalization
Q4 2016 –  Q4 2015

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
(In thousands, except per share data)	2016	2016	2016	2016	2015

Common Share Price & Dividends
At the end of the quarter	$15.25	$12.79	$12.07	$14.00	$12.49
High during quarter ended	$15.91	$13.89	$13.85	$14.00	$14.99
Low during quarter ended	$12.20	$12.03	$11.37	$10.13	$12.49
Common dividends per share (1)	$0.53	$0.05	$0.05	$0.05	$1.26

Common Shares & Units
Common shares outstanding	220,073	216,509	216,576	216,517	208,591
Units outstanding	—	—	—	—	—
Total common shares and units outstanding	220,073	216,509	216,576	216,517	208,591

Capitalization
Market value of common equity	$3,356,115	$2,769,151	$2,614,067	$3,031,238	$2,605,298
Liquidation value of preferred equity - Series D (2)	—	—	—	115,000	115,000
Liquidation value of preferred equity - Series E	115,000	115,000	115,000	115,000	—
Liquidation value of preferred equity - Series F	75,000	75,000	75,000	—	—
Consolidated debt (3) (4)	999,944	1,004,975	1,008,034	1,083,922	1,087,265
Consolidated total capitalization	4,546,059	3,964,126	3,812,101	4,345,160	3,807,563

Noncontrolling interest in consolidated debt (4)	(55,585)	(55,781)	(55,974)	(56,164)	(56,352)
Pro rata total capitalization	$4,490,474	$3,908,345	$3,756,127	$4,288,996	$3,751,211

Consolidated debt to total capitalization	22.0%	25.4%	26.4%	24.9%	28.6%
Pro rata debt to pro rata total capitalization	21.0%	24.3%	25.3%	24.0%	27.5%
Consolidated debt and preferred equity to total capitalization	26.2%	30.1%	31.4%	30.2%	31.6%
Pro rata debt and preferred equity to total capitalization	25.3%	29.1%	30.4%	29.3%	30.5%

(1)	Fourth quarter 2015 dividends were paid in a combination of cash and shares of the Company's common stock, pursuant to elections by individual stockholders.
(2)	In April 2016, the Company redeemed all 4,600,000 shares of its Series D preferred stock at a price equal to the liquidation value of $115.0 million.
(3)

Fourth quarter 2015 includes the effects of the Company's $100.0 million draw of the total available funds provided by an unsecured term loan on January 29, 2016, as well as the use of these funds, along with cash on hand, on February 1, 2016 to repay the loan secured by the Boston Park Plaza, which balance was $114.2 million on December 31, 2015. Fourth quarter 2016 includes the effects of the Company's $240.0 million private placement of two series of senior unsecured corporate-level notes funded on January 10, 2017, as well as the partial use of these funds, on January 11, 2017 to repay the $176.0 million loan secured by the Marriott Boston Long Wharf.

(4)

Represents the outstanding debt principal balance and excludes the effects of the adoption of Accounting Standards Update No. 2015-03 to present debt issuance costs as a deduction from the corresponding debt liability.

CAPITALIZATION	Page 24

Supplemental Financial Information February 21, 2017

Consolidated Debt Summary Schedule

(In thousands)		Interest Rate /	Maturity	December 31, 2016	Subsequent	Pro Forma	Balance At
Debt	Collateral	Spread	Date	Balance	Events (1)	Balance	Maturity

Fixed Rate Debt
Secured Mortgage Debt	Marriott Boston Long Wharf	5.58%	04/11/2017	$176,000	$(176,000)	$—	$—
Secured Mortgage Debt	Hilton Times Square	4.97%	11/01/2020	83,311	—	83,311	76,145
Secured Mortgage Debt	Renaissance Washington DC	5.95%	05/01/2021	119,444	—	119,444	106,855
Term Loan Facility	Unsecured	3.39%	09/03/2022	85,000	—	85,000	85,000
Term Loan Facility	Unsecured	3.65%	01/31/2023	100,000	—	100,000	100,000
Secured Mortgage Debt	JW Marriott New Orleans	4.15%	12/11/2024	86,963	—	86,963	72,071
Secured Mortgage Debt	Embassy Suites La Jolla	4.12%	01/06/2025	62,886	—	62,886	51,987
Series A Senior Notes	Unsecured	4.69%	01/10/2026	—	120,000	120,000	120,000
Series B Senior Notes	Unsecured	4.79%	01/10/2028	—	120,000	120,000	120,000
Total Fixed Rate Debt				713,604	64,000	777,604	732,058
Secured Mortgage Debt	Hilton San Diego Bayfront	L + 2.25%	08/08/2019	222,340	—	222,340	213,513
Credit Facility	Unsecured	L + 1.55% - 2.30%	04/02/2019	—	—	—	—
Total Variable Rate Debt				222,340	—	222,340	213,513

TOTAL CONSOLIDATED DEBT				$935,944	$64,000	$999,944	$945,571

Preferred Stock
Series E cumulative redeemable preferred		6.95%	perpetual	$115,000	$—	$115,000
Series F cumulative redeemable preferred		6.45%	perpetual	75,000	—	75,000
Total Preferred Stock				$190,000	$—	$190,000

Debt Statistics
% Fixed Rate Debt				76.2%		77.8%
% Floating Rate Debt				23.8%		22.2%
Average Interest Rate (2)				4.29%		4.17%
Weighted Average Maturity of Debt				4.0 years		6.0 years

(1)

Subsequent Events reflect the Company's private placement of $120.0 million in Series A Senior Notes and $120.0 million in Series B Senior Notes on January 10, 2017. The Company used a portion of the proceeds received from these unsecured notes to repay the $176.0 million mortgage secured by the Marriott Boston Long Wharf on January 11, 2017.

(2)	Average Interest Rate on the variable-rate debt obligation is calculated based on the variable rate at December 31, 2016, and includes the effect of the Company's interest rate derivative agreement.

CAPITALIZATION	Page 25

Supplemental Financial Information February 21, 2017

Consolidated Amortization and Pro Forma Debt Maturity Schedule

as of December 31, 2016 Pro Forma [(1)]

Principal Pymt at Maturity
Scheduled Principal Amortization as of December 31, 2016
(dollar amounts in millions)
250.0
200.0
150.0
100.0
50.0
0.0
10.0
11.0
213.5
10.4
76.1
8.0
106.9
4.4
85.0
3.4
100.0
3.6
72.1
3.5
52.0
-
120.0
-
120.0
-
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028

Percent of Current Total Capitalization (1)	0.2%	0.2%	4.9%	1.9%	2.4%	1.9%	2.3%	1.7%	1.1%	2.6%	0.0%	2.6%

(1)

Pro Forma reflects the Company's private placement of $120.0 million in Series A Senior Notes and $120.0 million in Series B Senior Notes on January 10, 2017. The Company used a portion of the proceeds received from these unsecured notes to repay the $176.0 million mortgage secured by the Marriott Boston Long Wharf on January 11, 2017.

(2)

Percent of Current Total Capitalization is calculated by dividing the sum of scheduled principal amortization and maturity payments by the December 31, 2016 consolidated total capitalization as presented on page 24.

CAPITALIZATION	Page 26

Supplemental Financial Information February 21, 2017

PROPERTY-LEVEL DATA

PROPERTY-LEVEL DATA	Page 27

Supplemental Financial Information February 21, 2017

Hotel Information as of December 31, 2016

Hotel		Location	Brand	Number of Rooms	% of Total Rooms	Ownership Interest	Interest	Leasehold Maturity (1)	Year Acquired

1	Hilton San Diego Bayfront	California	Hilton	1,190	8.71%	75%	Leasehold	2071	2011
2	Boston Park Plaza	Massachusetts	Independent	1,060	7.76%	100%	Fee Simple		2013
3	Renaissance Washington DC	Washington DC	Marriott	807	5.91%	100%	Fee Simple		2005
4	Hyatt Regency San Francisco	California	Hyatt	804	5.88%	100%	Fee Simple		2013
5	Renaissance Orlando at SeaWorld® (2)	Florida	Marriott	781	5.71%	85%	Fee Simple		2005
6	Renaissance Harborplace	Maryland	Marriott	622	4.55%	100%	Fee Simple		2005
7	Wailea Beach Resort	Hawaii	Marriott	543	3.97%	100%	Fee Simple		2014
8	Renaissance Los Angeles Airport	California	Marriott	501	3.67%	100%	Fee Simple		2007
9	JW Marriott New Orleans (3)	Louisiana	Marriott	501	3.67%	100%	Leasehold	2081	2011
10	Hilton North Houston	Texas	Hilton	480	3.51%	100%	Fee Simple		2002
11	Hilton Times Square	New York	Hilton	478	3.50%	100%	Leasehold	2091	2006
12	Marriott Quincy	Massachusetts	Marriott	464	3.40%	100%	Fee Simple		2007
13	Fairmont Newport Beach (4)	California	Fairmont	444	3.25%	100%	Fee Simple		2005
14	Hyatt Centric Chicago Magnificent Mile	Illinois	Hyatt	419	3.07%	100%	Leasehold	2097	2012
15	Marriott Boston Long Wharf	Massachusetts	Marriott	412	3.01%	100%	Fee Simple		2007
16	Hyatt Regency Newport Beach	California	Hyatt	407	2.98%	100%	Leasehold	2048	2002
17	Marriott Tysons Corner	Virginia	Marriott	396	2.90%	100%	Fee Simple		2002
18	Marriott Houston	Texas	Marriott	390	2.85%	100%	Fee Simple		2002
19	Renaissance Long Beach	California	Marriott	374	2.74%	100%	Fee Simple		2005
20	Embassy Suites Chicago	Illinois	Hilton	368	2.69%	100%	Fee Simple		2002
21	Hilton Garden Inn Chicago Downtown/Magnificent Mile	Illinois	Hilton	361	2.64%	100%	Fee Simple		2012
22	Renaissance Westchester	New York	Marriott	348	2.55%	100%	Fee Simple		2010
23	Embassy Suites La Jolla	California	Hilton	340	2.49%	100%	Fee Simple		2006
24	Marriott Philadelphia	Pennsylvania	Marriott	289	2.11%	100%	Fee Simple		2002
25	Hilton New Orleans St. Charles	Louisiana	Hilton	252	1.84%	100%	Fee Simple		2013
26	Marriott Portland	Oregon	Marriott	249	1.82%	100%	Fee Simple		2000
27	Marriott Park City	Utah	Marriott	199	1.46%	100%	Fee Simple		1999
28	Courtyard by Marriott Los Angeles	California	Marriott	187	1.37%	100%	Leasehold	2096	1999

	Total portfolio			13,666	100%

(1)	Assumes the full exercise of all lease extensions.
(2)

Financial statements reflect a 100% economic interest in the Renaissance Orlando at SeaWorld®, of which the Company owns 85% of a joint venture that owns the leasehold interest in the hotel. Pursuant to certain partnership loans, the Company recognizes, and expects to continue to recognize, 100% of all economics from the property for the foreseeable future. In addition, the Company owns 100% of the fee interest in a wholly owned entity held outside the partnership.

(3)

Hotel is subject to a ground lease that expires in 2081. In addition, it is also subject to a municipal air rights lease that matures in 2044 that applies only to certain balcony space and is not integral to the hotel operation.

(4)	Hotel sold in February 2017.

PROPERTY-LEVEL DATA	Page 28

Supplemental Financial Information February 21, 2017

PROPERTY-LEVEL OPERATING STATISTICS

PROPERTY-LEVEL OPERATING STATISTICS	Page 29

Supplemental Financial Information February 21, 2017

Property-Level Operating Statistics

Q4 2016/2015

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Three Months Ended December 31,			For the Three Months Ended December 31,			For the Three Months Ended December 31,
		2016	2015	Variance	2016	2015	Variance	2016	2015	Variance
1	Hilton San Diego Bayfront	$218.30	$216.26	0.9%	81.6%	80.3%	1.6%	$178.13	$173.66	2.6%
2	Boston Park Plaza	$209.43	$202.57	3.4%	76.1%	74.1%	2.7%	$159.38	$150.10	6.2%
3	Renaissance Washington DC	$217.04	$213.75	1.5%	79.3%	70.6%	12.3%	$172.11	$150.91	14.1%
4	Hyatt Regency San Francisco	$281.17	$283.64	-0.9%	87.0%	87.7%	-0.8%	$244.62	$248.75	-1.7%
5	Renaissance Orlando at SeaWorld ®	$153.92	$150.10	2.5%	75.5%	71.6%	5.4%	$116.21	$107.47	8.1%
6	Renaissance Harborplace	$170.98	$173.74	-1.6%	63.6%	67.2%	-5.4%	$108.74	$116.75	-6.9%
7	Renaissance Los Angeles Airport	$150.09	$141.97	5.7%	81.1%	84.6%	-4.1%	$121.72	$120.11	1.3%
8	JW Marriott New Orleans	$192.29	$195.22	-1.5%	82.1%	77.2%	6.3%	$157.87	$150.71	4.8%
9	Hilton North Houston	$96.30	$113.17	-14.9%	64.1%	80.0%	-19.9%	$61.73	$90.54	-31.8%
10	Hilton Times Square	$339.99	$348.63	-2.5%	99.5%	99.5%	0.0%	$338.29	$346.89	-2.5%
11	Marriott Quincy	$157.61	$158.80	-0.7%	73.7%	73.1%	0.8%	$116.16	$116.08	0.1%
12	Hyatt Centric Chicago Magnificent Mile	$203.21	$194.48	4.5%	84.1%	85.3%	-1.4%	$170.90	$165.89	3.0%
13	Marriott Boston Long Wharf	$300.09	$312.57	-4.0%	80.9%	82.2%	-1.6%	$242.77	$256.93	-5.5%
14	Hyatt Regency Newport Beach	$154.92	$152.95	1.3%	78.3%	75.8%	3.3%	$121.30	$115.94	4.6%
15	Marriott Tysons Corner	$139.88	$142.92	-2.1%	80.6%	72.1%	11.8%	$112.74	$103.05	9.4%
16	Marriott Houston	$89.63	$110.87	-19.2%	67.3%	81.5%	-17.4%	$60.32	$90.36	-33.2%
17	Renaissance Long Beach	$160.71	$159.20	0.9%	73.2%	73.2%	0.0%	$117.64	$116.53	0.9%
18	Embassy Suites Chicago	$204.66	$199.78	2.4%	87.7%	89.9%	-2.4%	$179.49	$179.60	-0.1%
19	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$192.17	$183.07	5.0%	79.5%	77.2%	3.0%	$152.78	$141.33	8.1%
20	Renaissance Westchester	$152.73	$148.62	2.8%	72.6%	81.5%	-10.9%	$110.88	$121.13	-8.5%
21	Embassy Suites La Jolla	$176.31	$165.74	6.4%	78.6%	80.3%	-2.1%	$138.58	$133.09	4.1%
22	Marriott Philadelphia	$160.70	$166.52	-3.5%	70.3%	66.7%	5.4%	$112.97	$111.07	1.7%
23	Hilton New Orleans St. Charles	$169.58	$177.45	-4.4%	75.6%	83.7%	-9.7%	$128.20	$148.53	-13.7%
24	Marriott Portland	$177.02	$181.67	-2.6%	78.8%	86.0%	-8.4%	$139.49	$156.24	-10.7%
25	Marriott Park City	$158.57	$151.35	4.8%	51.1%	42.1%	21.4%	$81.03	$63.72	27.2%
26	Courtyard by Marriott Los Angeles	$158.66	$159.77	-0.7%	94.4%	94.3%	0.1%	$149.78	$150.66	-0.6%

	Comparable Portfolio (2)	$196.32	$195.01	0.7%	78.1%	78.3%	-0.3%	$153.33	$152.69	0.4%

	Add: Non-Comparable Hotels (3)
	Wailea Beach Resort (1)	$322.76	$266.09	21.3%	73.8%	74.9%	-1.5%	$238.20	$199.30	19.5%
	Fairmont Newport Beach	$149.39	$150.98	-1.1%	73.0%	68.8%	6.1%	$109.05	$103.87	5.0%

	28 Hotel Portfolio (4)	$199.66	$196.46	1.6%	77.8%	77.8%	0.0%	$155.34	$152.85	1.6%
(1)	Operating statistics for both the fourth quarters of 2016 and 2015 are impacted by a major repositioning at the Wailea Beach Resort.
(2)

Comparable Portfolio includes 26 of the 28 hotels owned by the Company as of December 31, 2016. The Comparable Portfolio excludes the Wailea Beach Resort due to its extensive repositioning during the fourth quarter of 2015 as well as all of 2016, and the Fairmont Newport Beach due to its sale in February 2017.

(3)	Non-Comparable Hotels include the results generated by the Wailea Beach Resort and the Fairmont Newport Beach.
(4)	28 Hotel Portfolio includes all 28 hotels owned by the Company as of December 31, 2016.

PROPERTY-LEVEL OPERATING STATISTICS	Page 30

Supplemental Financial Information February 21, 2017

Property-Level Operating Statistics

FY 2016/2015

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Year Ended December 31,			For the Year Ended December 31,			For the Year Ended December 31,
		2016	2015	Variance	2016	2015	Variance	2016	2015	Variance
1	Hilton San Diego Bayfront	$231.63	$227.17	2.0%	87.3%	86.6%	0.8%	$202.21	$196.73	2.8%
2	Boston Park Plaza (1)	$202.71	$194.88	4.0%	77.6%	79.3%	-2.1%	$157.30	$154.54	1.8%
3	Renaissance Washington DC	$219.18	$213.48	2.7%	81.7%	78.3%	4.3%	$179.07	$167.15	7.1%
4	Hyatt Regency San Francisco	$299.18	$284.58	5.1%	90.1%	89.9%	0.2%	$269.56	$255.84	5.4%
5	Renaissance Orlando at SeaWorld ®	$157.88	$147.24	7.2%	80.1%	75.7%	5.8%	$126.46	$111.46	13.5%
6	Renaissance Harborplace	$171.89	$170.05	1.1%	73.9%	70.1%	5.4%	$127.03	$119.21	6.6%
7	Renaissance Los Angeles Airport	$157.46	$146.69	7.3%	88.1%	88.1%	0.0%	$138.72	$129.23	7.3%
8	JW Marriott New Orleans	$192.10	$193.87	-0.9%	83.0%	83.0%	0.0%	$159.44	$160.91	-0.9%
9	Hilton North Houston	$104.58	$115.49	-9.4%	75.8%	83.5%	-9.2%	$79.27	$96.43	-17.8%
10	Hilton Times Square	$290.46	$304.71	-4.7%	99.3%	99.5%	-0.2%	$288.43	$303.19	-4.9%
11	Marriott Quincy	$161.27	$160.73	0.3%	78.6%	76.4%	2.9%	$126.76	$122.80	3.2%
12	Hyatt Centric Chicago Magnificent Mile	$202.62	$203.12	-0.2%	80.8%	83.2%	-2.9%	$163.72	$169.00	-3.1%
13	Marriott Boston Long Wharf	$314.50	$323.45	-2.8%	85.6%	85.9%	-0.3%	$269.21	$277.84	-3.1%
14	Hyatt Regency Newport Beach	$172.19	$167.75	2.6%	82.5%	83.6%	-1.3%	$142.06	$140.24	1.3%
15	Marriott Tysons Corner	$144.42	$147.13	-1.8%	81.6%	77.9%	4.7%	$117.85	$114.61	2.8%
16	Marriott Houston	$101.76	$119.78	-15.0%	80.2%	82.2%	-2.4%	$81.61	$98.46	-17.1%
17	Renaissance Long Beach	$180.17	$164.84	9.3%	78.7%	79.1%	-0.5%	$141.79	$130.39	8.7%
18	Embassy Suites Chicago	$204.85	$211.21	-3.0%	87.7%	90.3%	-2.9%	$179.65	$190.72	-5.8%
19	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$185.91	$189.63	-2.0%	79.8%	82.5%	-3.3%	$148.36	$156.44	-5.2%
20	Renaissance Westchester	$153.46	$145.49	5.5%	76.4%	80.9%	-5.6%	$117.24	$117.70	-0.4%
21	Embassy Suites La Jolla	$186.68	$179.40	4.1%	84.3%	85.2%	-1.1%	$157.37	$152.85	3.0%
22	Marriott Philadelphia	$167.06	$172.51	-3.2%	72.3%	70.8%	2.1%	$120.78	$122.14	-1.1%
23	Hilton New Orleans St. Charles	$170.62	$174.76	-2.4%	81.9%	83.8%	-2.3%	$139.74	$146.45	-4.6%
24	Marriott Portland	$191.28	$195.33	-2.1%	86.5%	87.0%	-0.6%	$165.46	$169.94	-2.6%
25	Marriott Park City	$168.76	$169.16	-0.2%	65.1%	58.5%	11.3%	$109.86	$98.96	11.0%
26	Courtyard by Marriott Los Angeles	$175.92	$163.91	7.3%	96.7%	95.3%	1.5%	$170.11	$156.21	8.9%

	Comparable Portfolio (2)	$198.73	$196.34	1.2%	82.4%	82.3%	0.1%	$163.75	$161.59	1.3%

	Add: Non-Comparable Hotels (3)
	Wailea Beach Resort (1)	$282.96	$274.39	3.1%	73.8%	83.0%	-11.1%	$208.82	$227.74	-8.3%
	Fairmont Newport Beach	$158.71	$158.65	0.0%	77.9%	77.0%	1.2%	$123.64	$122.16	1.2%

	28 Hotel Portfolio (4)	$200.51	$198.33	1.1%	81.9%	82.2%	-0.4%	$164.22	$163.03	0.7%
(1)	Operating statistics for both 2016 and 2015 are impacted by major repositionings at the Boston Park Plaza and the Wailea Beach Resort.
(2)

Comparable Portfolio includes 26 of the 28 hotels owned by the Company as of December 31, 2016. The Comparable Portfolio excludes the Wailea Beach Resort due to its extensive repositioning during the fourth quarter of 2015 as well as all of 2016, and the Fairmont Newport Beach due to its sale in February 2017.

(3)	Non-Comparable Hotels include the results generated by the Wailea Beach Resort and the Fairmont Newport Beach.
(4)	28 Hotel Portfolio includes all 28 hotels owned by the Company as of December 31, 2016.

PROPERTY-LEVEL OPERATING STATISTICS	Page 31

Supplemental Financial Information February 21, 2017

OPERATING STATISTICS BY BRAND & GEOGRAPHY

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 32

Supplemental Financial Information February 21, 2017

Operating Statistics by Brand
Q4 and FY 2016/2015

		For the Three Months Ended December 31,
		2016			2015
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott (1)	15	75.2%	$174.06	$130.89	74.6%	$174.24	$129.98	0.7%
Hilton (2)	7	81.3%	$214.03	$174.01	83.8%	$210.84	$176.68	-1.5%
Hyatt	3	84.1%	$231.78	$194.93	84.1%	$230.97	$194.25	0.4%
Other (3)	1	76.1%	$209.43	$159.38	74.1%	$202.57	$150.10	6.2%

Comparable Portfolio (4)	26	78.1%	$196.32	$153.33	78.3%	$195.01	$152.69	0.4%

28 Hotel Portfolio (5)	28	77.8%	$199.66	$155.34	77.8%	$196.46	$152.85	1.6%

		For the Year Ended December 31,
		2016			2015
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott (1)	15	80.5%	179.71	$144.67	78.9%	177.36	$139.94	3.4%
Hilton (2)	7	85.9%	209.32	$179.81	87.5%	210.41	$184.11	-2.3%
Hyatt	3	85.8%	245.31	$210.48	86.6%	236.31	$204.64	2.8%
Other (3)	1	77.6%	202.71	$157.30	79.3%	194.88	$154.54	1.8%

Comparable Portfolio (4)	26	82.4%	198.73	$163.75	82.3%	196.34	$161.59	1.3%

28 Hotel Portfolio (5)	28	81.9%	200.51	$164.22	82.2%	198.33	$163.03	0.7%

(1)	Marriott excludes the Wailea Beach Resort due to its extensive renovation during the fourth quarter of 2015 as well as all of 2016.
(2)	Hilton excludes the Doubletree Guest Suites Times Square sold in December 2015.
(3)	Other includes the Boston Park Plaza. Other excludes the Sheraton Cerritos sold in May 2016, and the Fairmont Newport Beach sold in February 2017.
(4)	Comparable Portfolio includes 26 of the 28 hotels owned by the Company as of December 31, 2016. The Comparable Portfolio excludes the Wailea Beach Resort and the Fairmont Newport Beach.
(5)	28 Hotel Portfolio includes all 28 hotels owned by the Company as of December 31, 2016.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 33

Supplemental Financial Information February 21, 2017

Comparable Portfolio Property-Level FY 2016 Adjusted EBITDA Contribution by Brand

Hyatt
15.1%
Marriott
48.2%
Hilton
30.1%
Independent
6.6%
Renaissance 24.7%
Marriott 17.7%
JW Marriott 4.3%
Courtyard 1.5%
Hotels 15
Rooms 6,520
Hilton 20.7%
Embassy Suites 6.7%
Hilton Garden Inn 2.7%
Hotels 7
Rooms 3,469

Note: Includes 26 hotel Comparable Portfolio

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 34

Supplemental Financial Information February 21, 2017

Operating Statistics by Region
Q4 and FY 2016/2015

		For the Three Months Ended December 31,
		2016			2015
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California (1)	7	81.8%	$205.00	$167.69	81.9%	$197.89	$162.07	3.5%
Other West (2)	4	65.9%	$119.83	$78.97	75.8%	$130.32	$98.78	-20.1%
Midwest	3	83.8%	$200.40	$167.94	84.2%	$193.00	$162.51	3.3%
East (3)	12	77.4%	$203.47	$157.49	75.5%	$203.98	$154.00	2.3%

Comparable Portfolio (4)	26	78.1%	$196.32	$153.33	78.3%	$195.01	$152.69	0.4%

28 Hotel Portfolio (5)	28	77.8%	$199.66	$155.34	77.8%	$196.46	$152.85	1.6%

		For the Year Ended December 31,
		2016			2015
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California (1)	7	86.8%	$218.95	$190.05	86.7%	$209.66	$181.78	4.6%
Other West (2)	4	77.5%	$130.13	$100.85	80.0%	$139.13	$111.30	-9.4%
Midwest	3	82.7%	$198.31	$164.00	85.3%	$201.76	$172.10	-4.7%
East (3)	12	80.8%	$199.45	$161.16	79.6%	$198.53	$158.03	2.0%

Comparable Portfolio (4)	26	82.4%	$198.73	$163.75	82.3%	$196.34	$161.59	1.3%

28 Hotel Portfolio (5)	28	81.9%	$200.51	$164.22	82.2%	$198.33	$163.03	0.7%

(1)	California excludes the Sheraton Cerritos sold in May 2016, and the Fairmont Newport Beach sold in February 2017.
(2)	Other West excludes the Wailea Beach Resort due to its extensive renovation during the fourth quarter of 2015 as well as all of 2016.
(3)	East excludes the Doubletree Guest Suites Times Square sold in December 2015.
(4)	Comparable Portfolio includes 26 of the 28 hotels owned by the Company as of December 31, 2016. The Comparable Portfolio excludes the Wailea Beach Resort and the Fairmont Newport Beach.
(5)	28 Hotel Portfolio includes all 28 hotels owned by the Company as of December 31, 2016.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 35

Supplemental Financial Information February 21, 2017

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 36

Supplemental Financial Information February 21, 2017

Property-Level Adjusted EBITDA
Q4 and FY 2016/2015

	Hotels sorted by number of rooms	For the Three Months Ended December 31,			For the Year Ended December 31,
	(In thousands)	2016	2015		2016	2015
		Hotel Adjusted EBITDA (2)	Hotel Adjusted EBITDA (2)	% Change	Hotel Adjusted EBITDA (2)	Hotel Adjusted EBITDA (2)	% Change
1	Hilton San Diego Bayfront (1) (3)	$10,229	$11,506	-11%	$48,638	$54,278	-10%
2	Boston Park Plaza (3) (4)	6,224	5,961	4%	22,132	22,040	0%
3	Renaissance Washington DC (3)	5,891	4,624	27%	24,756	21,792	14%
4	Hyatt Regency San Francisco	6,033	6,187	-2%	30,244	28,010	8%
5	Renaissance Orlando at SeaWorld ® (1)	4,842	5,336	-9%	25,175	20,713	22%
6	Renaissance Harborplace (4)	2,407	2,946	-18%	12,266	11,515	7%
7	Renaissance Los Angeles Airport	1,758	1,888	-7%	9,041	8,138	11%
8	JW Marriott New Orleans	3,653	3,164	15%	14,300	13,475	6%
9	Hilton North Houston (4)	384	1,403	-73%	3,714	5,726	-35%
10	Hilton Times Square	4,819	5,091	-5%	11,628	14,070	-17%
11	Marriott Quincy (4)	2,520	2,125	19%	9,826	9,603	2%
12	Hyatt Centric Chicago Magnificent Mile (3) (4)	2,422	1,654	46%	10,449	7,312	43%
13	Marriott Boston Long Wharf	4,884	5,390	-9%	22,965	23,747	-3%
14	Hyatt Regency Newport Beach	1,638	1,805	-9%	9,847	10,141	-3%
15	Marriott Tysons Corner	1,964	1,702	15%	7,608	7,047	8%
16	Marriott Houston (4)	252	1,028	-75%	3,161	4,873	-35%
17	Renaissance Long Beach	1,296	1,690	-23%	8,258	7,554	9%
18	Embassy Suites Chicago (3) (4)	3,299	2,788	18%	12,632	11,561	9%
19	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3) (4)	2,406	1,527	58%	8,910	7,643	17%
20	Renaissance Westchester	863	1,158	-25%	3,484	4,129	-16%
21	Embassy Suites La Jolla (4)	2,021	2,001	1%	9,792	9,664	1%
22	Marriott Philadelphia (3)	1,002	1,241	-19%	4,872	5,356	-9%
23	Hilton New Orleans St. Charles	1,242	1,761	-29%	5,643	6,311	-11%
24	Marriott Portland	1,667	1,949	-14%	8,282	8,542	-3%
25	Marriott Park City	108	(76)	242%	2,618	2,197	19%
26	Courtyard by Marriott Los Angeles	975	944	3%	4,994	4,351	15%

	Comparable Portfolio (5)	74,799	76,793	-3%	335,235	329,788	2%

	Add: Non-Comparable Hotels (6)
	Wailea Beach Resort (3) (4)	4,278	4,111	4%	14,121	21,637	-35%
	Fairmont Newport Beach (3) (4)	1,569	1,490	5%	7,828	7,954	-2%

	28 Hotel Portfolio (7)	$80,646	$82,394	-2%	$357,184	$359,379	-1%

*Footnotes on page 38

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 37

Supplemental Financial Information February 21, 2017

Property-Level Adjusted EBITDA
Q4 and FY 2016/2015 Footnotes

(1)	Reflects 100% of the operating results for the Hilton San Diego Bayfront and Renaissance Orlando at SeaWorld®.
(2)	Reconciliations to Net Income (Loss) provided on pages 41, 42, 44 and 45.
(3)

Hotel Adjusted EBITDA for the fourth quarter 2016 is impacted by a  major repositioning at the Wailea Beach Resort, as well as by a total of $(0.3) million in non-current year property tax (assessments) credits, net of appeal fees, received at the following hotels: Fairmont Newport Beach $7,000; Marriott Philadelphia $(0.3) million; and Renaissance Washington DC $(35,000). Hotel Adjusted EBITDA for the full year 2016 is impacted by major repositionings at the Boston Park Plaza and the Wailea Beach Resort, as well as by a total of $4.0 million in non-current year property tax credits (assessments), net of appeal fees, received at the following hotels:  Boston Park Plaza $(3,000); Embassy Suites Chicago $0.6 million; Fairmont Newport Beach $33,000; Hilton Garden Inn Chicago Downtown/Magnificent Mile $0.9 million; Hilton San Diego Bayfront $(0.1) million; Hyatt Centric Chicago Magnificent Mile $2.4 million; Marriott Philadelphia $(0.3) million; and Renaissance Washington DC $0.3 million.

(4)

Hotel Adjusted EBITDA for the fourth quarter of 2015 is impacted by a major repositioning at the Wailea Beach Resort. Hotel Adjusted EBITDA for the full year 2015 is impacted by major repositionings at the Boston Park Plaza and the Wailea Beach Resort, as well as by a total of $0.9 million in non-current year property tax credits (assessments), net of appeal fees, received at the following hotels: Embassy Suites Chicago $(35,000); Embassy Suites La Jolla $11,000; Fairmont Newport Beach $27,000; Hilton Garden Inn Chicago Downtown/Magnificent Mile $(42,000); Hilton North Houston $0.1 million; Hyatt Centric Chicago Magnificent Mile $0.6 million; Marriott Houston $0.1 million; Marriott Quincy $34,000; and Renaissance Harborplace $0.1 million.

(5)

Comparable Portfolio includes 26 of the 28 hotels owned by the Company as of December 31, 2016. The Comparable Portfolio excludes the Wailea Beach Resort due to its extensive repositioning during the fourth quarter of 2015 as well as all of 2016, and the Fairmont Newport Beach due to its sale in February 2017.

(6)	Non-Comparable Hotels include the results generated by the Wailea Beach Resort and the Fairmont Newport Beach.
(7)	28 Hotel Portfolio includes all 28 hotels owned by the Company as of December 31, 2016.

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 38

Supplemental Financial Information February 21, 2017

Property-Level Adjusted EBITDA Margins
Q4 and FY 2016/2015

	Hotels sorted by number of rooms	For the Three Months Ended December 31,			For the Year Ended December 31,
		2016	2015	Change in	2016	2015	Change in
		Hotel Adjusted EBITDA Margin	Hotel Adjusted EBITDA Margin	bps	Hotel Adjusted EBITDA Margin	Hotel Adjusted EBITDA Margin	bps
1	Hilton San Diego Bayfront (1) (2)	30.0%	36.2%	(620) bps	33.6%	38.1%	(450) bps
2	Boston Park Plaza (2) (3)	28.1%	28.7%	(60) bps	26.6%	28.5%	(190) bps
3	Renaissance Washington DC (2)	28.4%	24.9%	350 bps	29.5%	27.5%	200 bps
4	Hyatt Regency San Francisco	21.7%	23.2%	(150) bps	27.0%	26.5%	50 bps
5	Renaissance Orlando at SeaWorld ® (1)	30.3%	30.7%	(40) bps	33.1%	30.2%	290 bps
6	Renaissance Harborplace (3)	23.7%	27.2%	(350) bps	27.0%	26.9%	10 bps
7	Renaissance Los Angeles Airport	24.3%	26.0%	(170) bps	27.7%	26.3%	140 bps
8	JW Marriott New Orleans	38.4%	35.4%	300 bps	37.6%	35.1%	250 bps
9	Hilton North Houston (3)	8.9%	23.9%	(1,500) bps	17.8%	23.5%	(570) bps
10	Hilton Times Square	30.5%	31.4%	(90) bps	22.0%	25.0%	(300) bps
11	Marriott Quincy (3)	32.4%	27.5%	490 bps	30.9%	30.6%	30 bps
12	Hyatt Centric Chicago Magnificent Mile (2) (3)	26.4%	18.4%	800 bps	30.3%	20.4%	990 bps
13	Marriott Boston Long Wharf	37.1%	39.3%	(220) bps	40.0%	40.9%	(90) bps
14	Hyatt Regency Newport Beach	20.4%	22.0%	(160) bps	25.6%	26.5%	(90) bps
15	Marriott Tysons Corner	33.2%	31.7%	150 bps	33.2%	31.8%	140 bps
16	Marriott Houston (3)	8.7%	25.1%	(1,640) bps	21.2%	27.5%	(630) bps
17	Renaissance Long Beach	21.9%	28.7%	(680) bps	30.2%	29.7%	50 bps
18	Embassy Suites Chicago (2) (3)	46.9%	39.8%	710 bps	44.7%	38.9%	580 bps
19	Hilton Garden Inn Chicago Downtown/Magnificent Mile (2) (3)	43.1%	29.3%	1,380 bps	41.0%	33.7%	730 bps
20	Renaissance Westchester	15.6%	19.3%	(370) bps	15.8%	18.1%	(230) bps
21	Embassy Suites La Jolla (3)	38.9%	39.6%	(70) bps	42.3%	43.1%	(80) bps
22	Marriott Philadelphia (2)	21.9%	27.2%	(530) bps	26.7%	28.8%	(210) bps
23	Hilton New Orleans St. Charles	37.3%	45.2%	(790) bps	39.1%	41.4%	(230) bps
24	Marriott Portland	43.5%	46.0%	(250) bps	47.1%	47.1%	- bps
25	Marriott Park City	5.2%	-4.6%	980 bps	23.9%	22.1%	180 bps
26	Courtyard by Marriott Los Angeles	31.9%	31.0%	90 bps	36.5%	34.5%	200 bps

	Comparable Portfolio (4)	28.7%	29.6%	(90) bps	30.8%	30.9%	(10) bps

	Add: Non-Comparable Hotels (5)
	Wailea Beach Resort (2) (3)	26.3%	29.0%	(270) bps	23.6%	33.8%	(1,020) bps
	Fairmont Newport Beach (2) (3)	21.3%	21.4%	(10) bps	24.2%	25.0%	(80) bps

	28 Hotel Portfolio (6)	28.3%	29.4%	(110) bps	30.5%	31.1%	(60) bps
	Comparable Portfolio, excluding prior year property tax adjustments, net (7)	28.8%	29.6%	(80) bps	30.5%	30.8%	(30) bps
	28 Hotel Portfolio, excluding prior year property tax adjustments, net (8)	28.5%	29.4%	(90) bps	30.1%	31.0%	(90) bps

*Footnotes on page 40

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 39

Supplemental Financial Information February 21, 2017

Property-Level Adjusted EBITDA Margins
Q4 and FY 2016/2015 Footnotes

(1)	Reflects 100% of the operating results for the Hilton San Diego Bayfront and Renaissance Orlando at SeaWorld®.
(2)

Hotel Adjusted EBITDA Margins for the fourth quarter 2016 are impacted by a  major repositioning at the Wailea Beach Resort, as well as by a total of $(0.3) million in non-current year property tax (assessments) credits, net of appeal fees, received at the following hotels: Fairmont Newport Beach $7,000; Marriott Philadelphia $(0.3) million; and Renaissance Washington DC $(35,000). Hotel Adjusted EBITDA Margins for the full year 2016 are impacted by major repositionings at the Boston Park Plaza and the Wailea Beach Resort, as well as by a total of $4.0 million in non-current year property tax credits (assessments), net of appeal fees, received at the following hotels:  Boston Park Plaza $(3,000); Embassy Suites Chicago $0.6 million; Fairmont Newport Beach $33,000; Hilton Garden Inn Chicago Downtown/Magnificent Mile $0.9 million; Hilton San Diego Bayfront $(0.1) million; Hyatt Centric Chicago Magnificent Mile $2.4 million; Marriott Philadelphia $(0.3) million; and Renaissance Washington DC $0.3 million.

(3)

Hotel Adjusted EBITDA Margins for the fourth quarter of 2015 are impacted by a major repositioning at the Wailea Beach Resort. Hotel Adjusted EBITDA Margins for the full year 2015 are impacted by major repositionings at the Boston Park Plaza and the Wailea Beach Resort, as well as by a total of $0.9 million in non-current year property tax credits (assessments), net of appeal fees, received at the following hotels: Embassy Suites Chicago $(35,000); Embassy Suites La Jolla $11,000; Fairmont Newport Beach $27,000; Hilton Garden Inn Chicago Downtown/Magnificent Mile $(42,000); Hilton North Houston $0.1 million; Hyatt Centric Chicago Magnificent Mile $0.6 million; Marriott Houston $0.1 million; Marriott Quincy $34,000; and Renaissance Harborplace $0.1 million.

(4)

Comparable Portfolio includes 26 of the 28 hotels owned by the Company as of December 31, 2016. The Comparable Portfolio excludes the Wailea Beach Resort due to its extensive repositioning during the fourth quarter of 2015 as well as all of 2016, and the Fairmont Newport Beach due to its sale in February 2017.

(5)	Non-Comparable Hotels include the results generated by the Wailea Beach Resort and the Fairmont Newport Beach.
(6)	28 Hotel Portfolio includes all 28 hotels owned by the Company as of December 31, 2016.
(7)

Comparable Portfolio, excluding prior year property tax adjustments, net represents the 26 Hotel Comparable Portfolio adjusted to exclude the prior year property tax related items noted in Footnotes 2 and 3 above.

(8)	28 Hotel Portfolio, excluding prior year property tax adjustments, net represents the 28 Hotel Portfolio adjusted to exclude the prior year property tax related items noted in Footnotes 2 and 3 above.

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 40

Supplemental Financial Information February 21, 2017

Property-Level Adjusted EBITDA Reconciliation Q4 2016

	Hotels sorted by number of rooms		For the Three Months Ended December 31, 2016
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	Adjusted EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$34,051	$4,556	$451	$3,493	$1,729	$10,229	30.0%
2	Boston Park Plaza	22,154	713	420	5,091	—	6,224	28.1%
3	Renaissance Washington DC (3)	20,752	1,595	—	2,493	1,803	5,891	28.4%
4	Hyatt Regency San Francisco	27,800	2,646	—	3,387	—	6,033	21.7%
5	Renaissance Orlando at SeaWorld ® (1)	15,993	2,604	—	2,238	—	4,842	30.3%
6	Renaissance Harborplace	10,154	848	—	1,559	—	2,407	23.7%
7	Renaissance Los Angeles Airport	7,235	1,035	—	723	—	1,758	24.3%
8	JW Marriott New Orleans	9,511	1,133	1	1,580	939	3,653	38.4%
9	Hilton North Houston	4,331	(438)	—	822	—	384	8.9%
10	Hilton Times Square	15,820	981	76	2,536	1,226	4,819	30.5%
11	Marriott Quincy	7,774	1,393	—	1,127	—	2,520	32.4%
12	Hyatt Centric Chicago Magnificent Mile	9,170	991	—	1,431	—	2,422	26.4%
13	Marriott Boston Long Wharf	13,150	330	—	2,040	2,514	4,884	37.1%
14	Hyatt Regency Newport Beach	8,040	764	—	874	—	1,638	20.4%
15	Marriott Tysons Corner	5,910	1,196	—	768	—	1,964	33.2%
16	Marriott Houston	2,908	(319)	—	571	—	252	8.7%
17	Renaissance Long Beach	5,917	505	—	791	—	1,296	21.9%
18	Embassy Suites Chicago	7,038	1,470	—	898	931	3,299	46.9%
19	Hilton Garden Inn Chicago Downtown/Magnificent Mile	5,579	1,641	—	765	—	2,406	43.1%
20	Renaissance Westchester	5,520	(212)	—	1,075	—	863	15.6%
21	Embassy Suites La Jolla	5,200	444	—	903	674	2,021	38.9%
22	Marriott Philadelphia (3)	4,585	374	—	628	—	1,002	21.9%
23	Hilton New Orleans St. Charles	3,328	634	—	608	—	1,242	37.3%
24	Marriott Portland	3,835	1,275	—	392	—	1,667	43.5%
25	Marriott Park City	2,093	(404)	—	512	—	108	5.2%
26	Courtyard by Marriott Los Angeles	3,054	687	—	288	—	975	31.9%

	Comparable Portfolio (4)	260,902	26,442	$948	37,593	9,816	74,799	28.7%

	Add: Non-Comparable Hotels (5)
	Wailea Beach Resort (3)	16,243	1,215	—	3,063	—	4,278	26.3%
	Fairmont Newport Beach (3)	7,373	510	—	1,059	—	1,569	21.3%

	Actual Portfolio (6)	$284,518	$28,167	$948	$41,715	$9,816	$80,646	28.3%

*Footnotes on page 43

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 41

Supplemental Financial Information February 21, 2017

Property-Level Adjusted EBITDA Reconciliation Q4 2015

	Hotels sorted by number of rooms	For the Three Months Ended December 31, 2015
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDA
		Revenues	(Loss)	Adjustments (7)	Depreciation	Interest Expense	Adjusted EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$31,781	$6,038	$451	$3,466	$1,551	$11,506	36.2%
2	Boston Park Plaza	20,784	(95)	78	4,677	1,301	5,961	28.7%
3	Renaissance Washington DC	18,564	323	—	2,460	1,841	4,624	24.9%
4	Hyatt Regency San Francisco	26,713	2,986	—	3,201	—	6,187	23.2%
5	Renaissance Orlando at SeaWorld ® (1)	17,396	2,105	—	2,185	1,046	5,336	30.7%
6	Renaissance Harborplace	10,833	868	—	1,692	386	2,946	27.2%
7	Renaissance Los Angeles Airport	7,273	1,184	—	704	—	1,888	26.0%
8	JW Marriott New Orleans	8,928	693	2	1,514	955	3,164	35.4%
9	Hilton North Houston	5,865	193	—	859	351	1,403	23.9%
10	Hilton Times Square	16,232	1,245	81	2,531	1,234	5,091	31.4%
11	Marriott Quincy	7,733	997	—	1,128	—	2,125	27.5%
12	Hyatt Centric Chicago Magnificent Mile	8,989	227	—	1,427	—	1,654	18.4%
13	Marriott Boston Long Wharf	13,715	790	—	2,087	2,513	5,390	39.3%
14	Hyatt Regency Newport Beach	8,186	936	—	869	—	1,805	22.0%
15	Marriott Tysons Corner	5,372	910	—	792	—	1,702	31.7%
16	Marriott Houston	4,099	427	—	601	—	1,028	25.1%
17	Renaissance Long Beach	5,895	938	—	752	—	1,690	28.7%
18	Embassy Suites Chicago	7,004	892	—	920	976	2,788	39.8%
19	Hilton Garden Inn Chicago Downtown/Magnificent Mile	5,209	779	—	748	—	1,527	29.3%
20	Renaissance Westchester	6,010	306	—	852	—	1,158	19.3%
21	Embassy Suites La Jolla	5,049	428	—	887	686	2,001	39.6%
22	Marriott Philadelphia	4,570	758	—	483	—	1,241	27.2%
23	Hilton New Orleans St. Charles	3,896	1,142	(16)	635	—	1,761	45.2%
24	Marriott Portland	4,240	1,557	—	392	—	1,949	46.0%
25	Marriott Park City	1,654	(520)	—	444	—	(76)	-4.6%
26	Courtyard by Marriott Los Angeles	3,049	649	—	295	—	944	31.0%

	Comparable Portfolio (4)	259,039	26,756	596	36,601	12,840	76,793	29.6%

	Add: Non-Comparable Hotels (5)
	Wailea Beach Resort (3)	14,168	1,637	—	2,474	—	4,111	29.0%
	Fairmont Newport Beach	6,969	396	—	1,094	—	1,490	21.4%

	Add: Sold Hotels (8)
	Doubletree Guest Suites Times Square (1)	15,653	1,915	669	1,079	1,453	5,116	32.7%
	Sheraton Cerritos	3,499	590	—	402	—	992	28.4%

	Actual Portfolio (6)	$299,328	$31,294	$1,265	$41,650	$14,293	$88,502	29.6%

*Footnotes on page 43

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 42

Supplemental Financial Information February 21, 2017

Property-Level Adjusted EBITDA Reconciliation
Q4 2016/2015 Footnotes

(1)	Includes 100% of the operating results for the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront and Renaissance Orlando at SeaWorld®.
(2)

Other Adjustments for the fourth quarter of 2016 include: $0.4 million in lease termination costs at the Boston Park Plaza; a total of $0.1 million in amortization of lease intangibles at the Hilton Times Square and JW Marriott New Orleans; and a total of $0.5 million in noncash straight-line lease expense at the Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(3)

Hotel Adjusted EBITDA for the fourth quarter of 2016 is impacted by a major repositioning at the Wailea Beach Resort, and by a total of $(0.3) million in non-current year property tax (assessments) credits, net of appeal fees, received at the following hotels: Fairmont Newport Beach $7,000; Marriott Philadelphia $(0.3) million; and Renaissance Washington DC $(35,000). Hotel Adjusted EBITDA for the fourth quarter of 2015 is impacted by a major repositioning at the Wailea Beach Resort.

(4)

Comparable Portfolio includes 26 of the 28 hotels owned by the Company as of December 31, 2016. The Comparable Portfolio excludes the Wailea Beach Resort due to its extensive repositioning during the fourth quarter of 2015 as well as all of 2016, and the Fairmont Newport Beach due to its sale in February 2017.

(5)	Non-Comparable Hotels include the results generated by the Wailea Beach Resort and the Fairmont Newport Beach.
(6)

Actual Portfolio for the fourth quarter of 2016 includes all 28 hotels owned by the Company as of December 31, 2016. Actual Portfolio for the fourth quarter of 2015 includes all 29 hotels owned by the Company as of December 31, 2015, as well as results from the Doubletree Guest Suites Times Square before its sale in December 2015.

(7)

Other Adjustments for the fourth quarter of 2015 include a total of $0.1 million in property-level restructuring, severance and management transition costs at the following hotels: the Boston Park Plaza $0.1 million; and the Hilton New Orleans St. Charles $(16,000). In addition, Other Adjustments for the fourth quarter of 2015 include: a total of $0.7 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and  JW Marriott New Orleans; and a total of $0.5 million in noncash straight-line lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(8)	Sold Hotels for the fourth quarter of 2015 include the Sheraton Cerritos, sold in May 2016, and the Doubletree Guest Suites Times Square, sold in December 2015.

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 43

Supplemental Financial Information February 21, 2017

Property-Level Adjusted EBITDA Reconciliation FY 2016

	Hotels sorted by number of rooms	For the Year Ended December 31, 2016
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	Adjusted EBITDA	Margins
1	Hilton San Diego Bayfront (1) (3)	$144,897	$26,181	$1,801	$13,921	$6,735	$48,638	33.6%
2	Boston Park Plaza (3)	83,212	3,630	420	17,645	437	22,132	26.6%
3	Renaissance Washington DC (3)	83,927	7,510	(10)	9,986	7,270	24,756	29.5%
4	Hyatt Regency San Francisco	112,060	15,498	914	13,832	—	30,244	27.0%
5	Renaissance Orlando at SeaWorld ® (1)	75,973	14,580	—	8,885	1,710	25,175	33.1%
6	Renaissance Harborplace	45,481	5,965	—	6,301	—	12,266	27.0%
7	Renaissance Los Angeles Airport	32,635	6,186	—	2,855	—	9,041	27.7%
8	JW Marriott New Orleans	38,062	4,328	(1)	6,215	3,758	14,300	37.6%
9	Hilton North Houston	20,923	363	—	3,351	—	3,714	17.8%
10	Hilton Times Square	52,755	(4,111)	858	10,027	4,854	11,628	22.0%
11	Marriott Quincy	31,819	5,324	—	4,502	—	9,826	30.9%
12	Hyatt Centric Chicago Magnificent Mile (3)	34,432	4,726	—	5,723	—	10,449	30.3%
13	Marriott Boston Long Wharf	57,370	4,667	45	8,253	10,000	22,965	40.0%
14	Hyatt Regency Newport Beach	38,483	6,241	—	3,606	—	9,847	25.6%
15	Marriott Tysons Corner	22,898	4,497	—	3,111	—	7,608	33.2%
16	Marriott Houston	14,941	791	—	2,370	—	3,161	21.2%
17	Renaissance Long Beach	27,386	5,145	—	3,113	—	8,258	30.2%
18	Embassy Suites Chicago (3)	28,250	5,226	—	3,605	3,801	12,632	44.7%
19	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	21,708	5,881	—	3,029	—	8,910	41.0%
20	Renaissance Westchester	22,118	(155)	—	3,639	—	3,484	15.8%
21	Embassy Suites La Jolla	23,143	3,482	—	3,610	2,700	9,792	42.3%
22	Marriott Philadelphia (3)	18,216	2,503	—	2,369	—	4,872	26.7%
23	Hilton New Orleans St. Charles	14,450	3,177	—	2,466	—	5,643	39.1%
24	Marriott Portland	17,596	6,707	—	1,575	—	8,282	47.1%
25	Marriott Park City	10,974	632	—	1,986	—	2,618	23.9%
26	Courtyard by Marriott Los Angeles	13,678	3,836	—	1,158	—	4,994	36.5%

	Comparable Portfolio (4)	1,087,387	142,810	4,027	147,133	41,265	335,235	30.8%

	Add: Non-Comparable Hotels (5)
	Wailea Beach Resort (3)	59,735	2,500	1,101	10,520	—	14,121	23.6%
	Fairmont Newport Beach (3)	32,296	3,579	—	4,249	—	7,828	24.2%

	Add: Sold Hotel (6)
	Sheraton Cerritos	4,846	876	—	528	—	1,404	29.0%

	Actual Portfolio (7)	$1,184,264	$149,765	$5,128	$162,430	$41,265	$358,588	30.3%

*Footnotes on page 46

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 44

Supplemental Financial Information February 21, 2017

Property-Level Adjusted EBITDA Reconciliation FY 2015

	Hotels sorted by number of rooms	For the Year Ended December 31, 2015
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDA
		Revenues	(Loss)	Adjustments (8)	Depreciation	Interest Expense	Adjusted EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$142,534	$32,602	$1,801	$13,728	$6,147	$54,278	38.1%
2	Boston Park Plaza (3)	77,246	538	1,061	15,242	5,199	22,040	28.5%
3	Renaissance Washington DC	79,262	4,229	366	9,783	7,414	21,792	27.5%
4	Hyatt Regency San Francisco	105,723	15,458	—	12,552	—	28,010	26.5%
5	Renaissance Orlando at SeaWorld ® (1)	68,686	7,678	—	8,836	4,199	20,713	30.2%
6	Renaissance Harborplace (3)	42,847	908	—	6,759	3,848	11,515	26.9%
7	Renaissance Los Angeles Airport	30,901	5,382	—	2,756	—	8,138	26.3%
8	JW Marriott New Orleans	38,359	4,014	(1)	5,648	3,814	13,475	35.1%
9	Hilton North Houston (3)	24,327	484	—	3,530	1,712	5,726	23.5%
10	Hilton Times Square	56,169	(1,284)	332	10,113	4,909	14,070	25.0%
11	Marriott Quincy (3)	31,428	5,127	—	4,476	—	9,603	30.6%
12	Hyatt Centric Chicago Magnificent Mile (3)	35,801	1,553	—	5,759	—	7,312	20.4%
13	Marriott Boston Long Wharf	58,086	5,423	—	8,352	9,972	23,747	40.9%
14	Hyatt Regency Newport Beach	38,318	6,677	—	3,464	—	10,141	26.5%
15	Marriott Tysons Corner	22,139	3,132	—	3,184	731	7,047	31.8%
16	Marriott Houston (3)	17,707	2,132	—	2,366	375	4,873	27.5%
17	Renaissance Long Beach	25,475	4,509	—	3,045	—	7,554	29.7%
18	Embassy Suites Chicago (3)	29,698	3,977	—	3,676	3,908	11,561	38.9%
19	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	22,669	4,686	—	2,957	—	7,643	33.7%
20	Renaissance Westchester	22,801	788	—	3,341	—	4,129	18.1%
21	Embassy Suites La Jolla (3)	22,399	3,440	—	3,485	2,739	9,664	43.1%
22	Marriott Philadelphia	18,588	2,967	20	1,923	446	5,356	28.8%
23	Hilton New Orleans St. Charles	15,254	4,228	72	2,011	—	6,311	41.4%
24	Marriott Portland	18,127	6,921	—	1,621	—	8,542	47.1%
25	Marriott Park City	9,935	186	—	1,765	246	2,197	22.1%
26	Courtyard by Marriott Los Angeles	12,608	3,150	—	1,201	—	4,351	34.5%

	Comparable Portfolio (4)	1,067,087	128,905	3,651	141,573	55,659	329,788	30.9%

	Add: Non-Comparable Hotels (5)
	Wailea Beach Resort (3)	64,016	11,763	—	9,874	—	21,637	33.8%
	Fairmont Newport Beach (3)	31,871	3,543	—	4,411	—	7,954	25.0%

	Add: Sold Hotels (6)
	Doubletree Guest Suites Times Square (1)	64,571	2,974	3,646	5,868	6,550	19,038	29.5%
	Sheraton Cerritos	13,813	2,351	—	1,631	—	3,982	28.8%

	Actual Portfolio (7)	$1,241,358	$149,536	$7,297	$163,357	$62,209	$382,399	30.8%

*Footnotes on page 46

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 45

Supplemental Financial Information February 21, 2017

Property-Level Adjusted EBITDA Reconciliation
FY 2016/2015 Footnotes

(1)	Includes 100% of the operating results for the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront and Renaissance Orlando at SeaWorld®.
(2)

Other Adjustments for 2016 include a total of $1.6 million in property-level restructuring, severance and management transition costs at the following hotels: Hilton Times Square $0.5 million; Hyatt Regency San Francisco $0.9 million; Marriott Boston Long Wharf $45,000; Renaissance Washington DC $(10,000); and Wailea Beach Resort $0.1 million. In addition, Other Adjustments for the year ended December 31, 2016 include: a total of $1.4 million in lease termination costs at the Wailea Beach Resort ($1.0 million) and the Boston Park Plaza ($0.4 million); a total of $0.3 million in amortization of lease intangibles at the Hilton Times Square and JW Marriott New Orleans; and a total of $1.9 million in noncash straight-line lease expense at the Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(3)

Hotel Adjusted EBITDA for 2016 is impacted by major repositionings at the Boston Park Plaza and the Wailea Beach Resort, as well as by a total of $4.0 million in non-current year property tax credits (assessments), net of appeal fees, received at the following hotels:  Boston Park Plaza $(3,000); Embassy Suites Chicago $0.6 million; Fairmont Newport Beach $33,000; Hilton Garden Inn Chicago Downtown/Magnificent Mile $0.9 million; Hilton San Diego Bayfront $(0.1) million; Hyatt Centric Chicago Magnificent Mile $2.4 million; Marriott Philadelphia $(0.3) million; and Renaissance Washington DC $0.3 million. Hotel Adjusted EBITDA for 2015 is impacted by major repositionings at the Boston Park Plaza and the Wailea Beach Resort, as well as by a total of $0.9 million in non-current year property tax credits (assessments), net of appeal fees, received at the following hotels: Embassy Suites Chicago $(35,000); Embassy Suites La Jolla $11,000; Fairmont Newport Beach $27,000; Hilton Garden Inn Chicago Downtown/Magnificent Mile $(42,000); Hilton North Houston $0.1 million; Hyatt Centric Chicago Magnificent Mile $0.6 million; Marriott Houston $0.1 million; Marriott Quincy $34,000; and Renaissance Harborplace $0.1 million.

(4)

Comparable Portfolio includes 26 of the 28 hotels owned by the Company as of December 31, 2016. The Comparable Portfolio excludes the Wailea Beach Resort due to its extensive repositioning during the fourth quarter of 2015 as well as all of 2016, and the Fairmont Newport Beach due to its sale in February 2017.

(5)	Non-Comparable Hotels include the results generated by the Wailea Beach Resort and the Fairmont Newport Beach.
(6)

Sold Hotel for both 2016 and 2015 includes the Sheraton Cerritos, which was sold in May 2016. Sold Hotels for 2015 also includes the Doubletree Guest Suites Times Square, which was sold in December 2015.

(7)

Actual Portfolio for 2016 includes all 28 hotels owned by the Company as of December 31, 2016, as well as results from the Sheraton Cerritos before its sale in May 2016. Actual Portfolio for 2015 includes all 29 hotels owned by the Company as of December 31, 2015, as well as results from the Doubletree Guest Suites Times Square before its sale in December 2015.

(8)

Other Adjustments for 2015 include a total of $1.2 million in  property-level restructuring, severance and management transition costs at the following hotels: Boston Park Plaza $0.7 million;  Hilton New Orleans St. Charles $0.1 million; Marriott Philadelphia $20,000; and Renaissance Washington DC $0.4 million. In addition, Other Adjustments for the year ended December 31, 2015 include: lease termination costs of $0.3 million at the Boston Park Plaza; a total of $3.8 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; and a total of $2.0 million in noncash straight-line lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 46